UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2017
RACKWISE, INC.
 (Name of registrant in its charter)
Nevada	000-54519	27-0997534
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

1610 Wynkoop St # 400,
Denver, CO 80202
 (Address of principal executive offices)
(888) 818-2385
 (Registrant's telephone number)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 19, 2017, the Board of Directors of the Company consisting of Patrick Imeson, Michael Feinberg and Bart Richert appointed Mr. Imeson as president, secretary and treasurer of the Company.
Item 8.01.  Other Events
On April 14, 2017, Rackwise, Inc. (the “Company”) filed a complaint against Guy Archbold, the Company’s former president and chief executive officer, in United States District Court for the Eastern District of California alleging conversion, fraud, breach of fiduciary duty and tortious interference with prospective economic advantage.
On May 8, 2017, the Company amended its complaint and requested declaratory relief that, among other matters, Mr. Archbold had been removed as a director of the Company and had been terminated as an officer of the Company.  On May 15, 2017, the Company filed a motion for preliminary injunction to prevent Mr. Archbold from (1) accessing or logging into the Company’s SEC EDGAR account, (2) representing himself to anyone as being an officer, director, employee of, or otherwise affiliated with, the Company and (3) acting, attempting to act, or purporting to act on behalf of the Company.
On June 13, 2017, following a hearing on June 12, 2017, the United States District Court for the Eastern District of California granted a preliminary injunction enjoining Mr. Archbold, his agents and any party acting in concert with him from (1) accessing or logging into the Company’s SEC EDGAR account, (2) representing himself to anyone as being an officer, director, employee of, or otherwise affiliated with, the Company and (3) acting, attempting to act, or purporting to act on behalf of the Company.
On June 26, 2017, the Company filed a motion for contempt against Mr. Archbold for continuing to represent himself as President Chief Executive Officer of the Company and taking actions purportedly on behalf of the Company in violation of the of the preliminary injunction.  In addition the Company filed motions for contempt against Sherman Henderson, Jay Schiffman, Craig Whited, John Kyees and John Todd who are acting in concert with Mr. Archbold by, among other matters, holding themselves out as members of the board of directors of the Company.  The Company has also filed motions for contempt against Foley Schechter, LLP, and attorneys Jonathan R. Schecter and Sasha Ablovatskiy, and the Law Office of Richard A. Ivers, and attorney Richard A. Ivers for acting in concert with Mr. Archbold.
The hearing date for the motions for contempt is currently set for July 24, 2017.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RACKWISE, INC.

DATE: July 10, 2017	By: /s/ Patrick Imeson Patrick Imeson President